Exhibit 99.1

Retail Value Inc. Quarterly Financial Supplement For the period ended September 30, 2018 rvi

R

Retail Value Inc.

Table of Contents

Section	Page

Earnings Release & Financial Statements
Press Release	1-5

Company Summary
Portfolio Summary	6
Top 35 Tenants	7
Lease Expirations	8

Investments
Dispositions	9

Debt Summary
Capital Structure	10

Shopping Center Summary
Property List	11-12

Reporting Policies and Other
Notable Accounting and Supplemental Policies	13
Non-GAAP Measures	14-15

Retail Value Inc. considers portions of the information in this press release to be forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, both as amended, with respect to the Company's expectation for future periods.  Although the Company believes that the expectations reflected in such forward-looking statements are based upon reasonable assumptions, it can give no assurance that its expectations will be achieved.  For this purpose, any statements contained herein that are not historical fact may be deemed to be forward-looking statements.  There are a number of important factors that could cause our results to differ materially from those indicated by such forward-looking statements, including, among other factors, the ability to execute our strategy as an independent, publicly traded company.  Other risks and uncertainties that could cause our results to differ materially from those indicated by such forward-looking statements include our ability to sell assets on commercially reasonable terms; our ability to complete dispositions of assets under contract; the success of our asset sale strategy; property damage, expenses related thereto and other business and economic consequences (including the potential loss of rental revenues) resulting from extreme weather conditions in locations where we own properties, and the ability to estimate accurately the amounts thereof; sufficiency and timing of any insurance recovery payments related to damages from extreme weather conditions; local conditions such as supply of space or a reduction in demand for real estate in the area; competition from other available space; dependence on rental income from real property; the loss of, significant downsizing of or bankruptcy of a major tenant and the impact of any such event on rental income from other tenants at our properties; our ability to secure equity or debt financing on commercially acceptable terms or at all; our ability to enter into definitive agreements with regard to our financing arrangements or our failure to satisfy conditions to the completion of these arrangements; unforeseen changes to the Puerto Rican economy and government; the ability to secure and maintain management services provided to us, including pursuant to our external management agreement with one or more subsidiaries of SITE Centers; our ability to maintain our REIT status; and the finalization of the financial statements for the period ended September 30, 2018.  For additional factors that could cause the results of the Company to differ materially from those indicated in the forward-looking statements, please refer to “Risk Factors” included in Amendment No. 1 to the Company’s Form 10 filed on June 14, 2018 and to the Company’s reports on Form 10-Q.  The Company undertakes no obligation to publicly revise these forward-looking statements to reflect events or circumstances that arise after the date hereof.

ALUE INC. QUARTERLY FINANCIAL SUPPLEMENT FOR THE PERIOD ENDED SEPTEMBER 30, 201

For immediate release:

RETAIL VALUE INC. REPORTS THIRD QUARTER 2018 OPERATING RESULTS

BEACHWOOD, OHIO, November 5, 2018 – Retail Value Inc. (NYSE: RVI) today announced operating results for the quarter ended September 30, 2018.

“We made significant progress realizing equity value for shareholders in our first quarter as a public company, primarily through the sale of six continental U.S. properties for $162 million.  We also remain focused on our operations, especially in Puerto Rico, where we expect repair and restoration work to be completed in the second half of 2019,” commented David R. Lukes, president and chief executive officer.

Results for the Quarter

•

Third quarter net income attributable to common shareholders was $6.0 million, or $0.32 per diluted share.  Third quarter operating funds from operations attributable to common shareholders (“Operating FFO” or “OFFO”) was $25.2 million, or $1.37 per diluted share.

•	Sold six shopping centers for an aggregate sales price of $162.2 million.

Key Quarterly Operating Results

The following metrics are as of September 30, 2018:

	Continental U.S.	Puerto Rico
Shopping Center Count	30	12
Gross Leasable Area (thousands)	10,399	4,431
Base Rent PSF	$13.50	$20.65
Leased Rate	93.1%	87.0%
Commenced Rate	92.0%	84.4%
NOI (millions)	$30.1	$16.9

About RVI

RVI is an independent publicly traded company trading under the ticker symbol “RVI” on the New York Stock Exchange.  RVI holds assets in the continental U.S. and Puerto Rico and is managed by one or more subsidiaries of SITE Centers Corp. (formerly known as DDR Corp.). RVI focuses on realizing value in its business through operations and sales of its assets.  Additional information about RVI is available at www.retailvalueinc.com.

Non-GAAP Measures

Funds from Operations (“FFO”) is a supplemental non-GAAP financial measure used as a standard in the real estate industry and is a widely accepted measure of real estate investment trust (“REIT”) performance. Management believes that both FFO and Operating FFO provide additional indicators of the financial performance of a REIT. The Company also believes that FFO and Operating FFO more appropriately measure the core operations of the Company and provide benchmarks to its peer group.

FFO is generally defined and calculated by the Company as net income (loss) (computed in accordance with GAAP) adjusted to exclude (i) gains and losses from disposition of depreciable real estate property, which are presented net of taxes, if any, (ii) impairment charges on depreciable real estate property and (iii) certain non-cash items. These non-cash items principally include real property depreciation and amortization of intangibles. The Company’s calculation of FFO is consistent with the definition of FFO provided by the National Association of Real Estate Investment Trusts (“NAREIT”). The Company calculates Operating FFO by excluding certain non-operating charges and income. Operating FFO is useful to investors as the Company removes non-comparable charges and income to analyze the results of its operations and assess performance of the core operating real estate portfolio. Other real estate companies may calculate FFO and Operating FFO in a different manner.

The Company also uses net operating income (“NOI”), a non-GAAP financial measure, as a supplemental performance measure. NOI is calculated as property revenues less property-related expenses. The Company believes NOI provides useful information to investors regarding the Company’s financial condition and results of operations because it reflects only those income and expense items that are incurred at the property level and, when compared across periods, reflects the impact on operations from trends in occupancy rates, rental rates, operating costs and acquisition and disposition activity on an unleveraged basis.

FFO, Operating FFO and NOI do not represent cash generated from operating activities in accordance with GAAP, are not necessarily indicative of cash available to fund cash needs and should not be considered as alternatives to net income computed in accordance with GAAP as indicators of the Company’s operating performance or as alternatives to cash flow as a measure of liquidity. Reconciliations of these non-GAAP measures to their most directly comparable GAAP measures are included in this release and the accompanying financial supplement.

Safe Harbor

RVI considers portions of the information in this press release to be forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, both as amended, with respect to the Company's expectation for future periods.  Although the Company believes that the expectations reflected in such forward-looking statements are based upon reasonable assumptions, it can give no assurance that its expectations will be achieved.  For this purpose, any statements contained herein that are not historical fact may be deemed to be forward-looking statements.  There are a number of important factors that could cause our results to differ materially from those indicated by such forward-looking statements, including, among other factors, the ability to execute our strategy as an independent, publicly traded company.  Other risks and uncertainties that could cause our results to differ materially from those indicated by such forward-looking statements include our ability to sell assets on commercially reasonable terms; our ability to complete dispositions of assets under contract; the success of our asset sale strategy; property damage, expenses related thereto and other business and economic consequences (including the potential loss of rental revenues) resulting from extreme weather conditions in locations where we own properties, and the ability to estimate accurately the amounts thereof; sufficiency and timing of any insurance recovery payments related to damages from extreme weather conditions; local conditions such as supply of space or a reduction in demand for real estate in the area; competition from other available space; dependence on rental income from real property; the loss of, significant downsizing of or bankruptcy of a major tenant and the impact of any such event on rental income from other tenants at our properties; our ability to secure equity or debt financing on commercially acceptable terms or at all; our ability to enter into definitive agreements with regard to our financing arrangements or our failure to satisfy conditions to the completion of these arrangements; unforeseen changes to the Puerto Rican economy and government; the ability to secure and maintain management services provided to us, including pursuant to our external management agreement with one or more subsidiaries of SITE Centers; our ability to maintain our REIT status; and the finalization of the financial statements for the period ended September 30, 2018.  For additional factors that could cause the results of the Company to differ materially from those indicated in the forward-looking statements, please refer to “Risk Factors” included in Amendment No. 1 to the Company’s Form 10 filed on June 14, 2018 and to the Company’s reports on Form 10-Q.  The Company undertakes no obligation to publicly revise these forward-looking statements to reflect events or circumstances that arise after the date hereof.

Retail Value Inc.

Income Statement

	$ in thousands, except per share
		3Q18	3Q18	Total
		Continental U.S.	Puerto Rico	3Q18

	Revenues (1):
	Minimum rents (2)	$33,173	$15,413	$48,586
	Percentage rent	119	239	358
	Recoveries	11,019	5,038	16,057
	Other property revenues (3)	381	1,869	2,250
	Business interruption income	0	2,404	2,404
		44,692	24,963	69,655
	Expenses (4):
	Operating and maintenance	6,687	6,972	13,659
	Real estate taxes	7,944	1,118	9,062
		14,631	8,090	22,721

	Net operating income (5)	30,061	16,873	46,934

	Other income (expense):
	Asset management fees			(3,269)
	Interest expense			(17,050)
	Depreciation and amortization			(22,138)
	General and administrative			(1,009)
	Impairment charges			(4,420)
	Hurricane property loss			(155)
	Debt extinguishment costs, net			(2,713)
	Transaction costs			(179)
	Other income (expense), net			445
	Loss before other items			(3,554)

	Tax expense			(328)
	Gain on disposition of real estate, net (6)			9,835
	Net income			$5,953

	Weighted average shares – Basic & Diluted – EPS			18,464

	Earnings per common share – Basic & Diluted			$0.32

	Revenue items:
(1)	Lost revenue related to hurricane			($2,401)
(2)	Ground lease revenue			4,108
(3)	Lease termination fees			11

(4)	Operating expenses:
	Property management fees			(3,283)
	Bad debt expense			(4)

(5)	NOI from assets sold in 3Q18			1,540

(6)	SITE disposition fees			(1,622)

Retail Value Inc.

Reconciliation: Net Income to FFO and Operating FFO

and Other Financial Information

	$ in thousands, except per share
		3Q18

	Net income attributable to Common Shareholders	$5,953
	Depreciation and amortization of real estate	22,100
	Impairment of depreciable real estate	4,420
	Gain on disposition of depreciable real estate, net	(9,835)
	FFO attributable to Common Shareholders	$22,638

	Hurricane property loss, net (1)	152
	Debt extinguishment, transaction, other, net	2,447
	Total non-operating items, net	2,599
	Operating FFO attributable to Common Shareholders	$25,237

	Weighted average shares and units – Basic & Diluted – FFO & OFFO	18,465

	FFO per share – Basic & Diluted	$1.23
	Operating FFO per share – Basic & Diluted	$1.37
	Common stock dividends declared, per share	$0.00

	Certain non-cash items:
	Straight-line rent, net	$101
	Loan cost amortization	(1,498)
	Non-real estate depreciation expense	(38)

	Capital expenditures:
	Maintenance capital expenditures	683
	Tenant allowances and landlord work	1,626
	Leasing commissions (2)	918

(1)	Hurricane property (income) loss:
	Lost tenant revenue	2,401
	Business interruption income	(2,404)
	Clean up costs and other expenses	155
		152

(2)	SITE lease commissions	665

Retail Value Inc.

Balance Sheet

	$ in thousands
		At Period End
		3Q18

	Assets:
	Land	$658,435
	Buildings	1,695,770
	Fixtures and tenant improvements	176,391
		2,530,596
	Depreciation	(706,700)
		1,823,896
	Construction in progress and land	44,021
	Real estate, net	1,867,917

	Cash	28,593
	Restricted cash	103,559
	Receivables, net (1)	31,479
	Property insurance receivable	48,467
	Intangible assets, net	40,810
	Other assets, net	12,471
	Total Assets	2,133,296

	Liabilities and Equity:
	Secured debt	1,128,780
		1,128,780
	Payable to SITE	36,469
	Other liabilities (2)	94,685
	Total Liabilities	1,259,934

	Redeemable preferred equity	190,000

	Common shares	1,846
	Paid-in capital	675,566
	Distributions in excess of net income	5,953
	Common shares in treasury at cost	(3)
	Total Equity	683,362

	Total Liabilities and Equity	$2,133,296

(1)	Straight-line rents receivable, net	19,594

(2)	Below-market leases, net	42,812

Retail Value Inc.

Portfolio Summary

GLA in thousands
	9/30/2018	6/30/2018	3/31/2018
Shopping Center Count
Operating Centers	42	48	50
Continental U.S.	30	36	38
Puerto Rico	12	12	12

Gross Leasable Area (GLA)
Owned and Ground Lease	14,830	15,991	16,471
Continental U.S.	10,399	11,560	12,040
Puerto Rico	4,431	4,431	4,431
Unowned	3,277	3,437	3,758

Quarterly Operational Overview

Continental U.S.
Base Rent PSF	$13.50	$13.56	$13.63
Leased Rate	93.1%	92.5%	93.4%
Leased Rate < 10K SF	85.6%	83.5%	85.0%
Leased Rate > 10K SF	95.1%	95.1%	95.8%

Puerto Rico
Base Rent PSF	$20.65	$20.71	$20.89
Leased Rate	87.0%	87.1%	87.0%
Leased Rate < 10K SF	78.5%	79.0%	79.3%
Leased Rate > 10K SF	91.0%	91.0%	90.7%

Operational Statistics
% of Aggregate Property NOI - Continental U.S.	62.8%	65.5%	65.8%
% of Aggregate Property NOI Puerto Rico	37.2%	34.5%	34.2%

Retail Value Inc.

Top 35 Tenants

$ and GLA in thousands
							Credit Ratings
	Tenant	Number of Units	Base Rent	% of Total	Owned GLA	% of Total	(S&P/Moody's/Fitch)
1	Walmart (1)	11	$9,458	4.9%	1,496	10.1%	AA/A2/AA
2	TJX Companies (2)	18	6,683	3.5%	583	3.9%	A+/A2/NR
3	Bed Bath & Beyond (3)	15	6,012	3.1%	556	3.7%	BBB-/Baa2/NR
4	PetSmart	15	5,079	2.6%	299	2.0%	CCC/Caa1/NR
5	Ross Stores	16	4,667	2.4%	454	3.1%	A-/A3/NR
6	Kohl's	6	4,215	2.2%	554	3.7%	BBB-/Baa2/BBB
7	Best Buy	7	4,064	2.1%	274	1.8%	BBB/Baa1/BBB
8	Gap (4)	12	3,440	1.8%	191	1.3%	BB+/Baa2/NR
9	Dick's Sporting Goods	5	3,231	1.7%	228	1.5%	NR
10	Lowe's	3	2,964	1.5%	385	2.6%	A-/A3/NR
11	Michaels	9	2,904	1.5%	216	1.5%	BB-/NR/NR
12	Rainbow Apparel	25	2,787	1.4%	132	0.9%	NR
13	Footlocker	16	2,473	1.3%	65	0.4%	BB+/Ba1/NR
14	BJ's Wholesale Club	2	2,455	1.3%	224	1.5%	B/NR/NR
15	Office Depot (5)	6	2,346	1.2%	129	0.9%	B/B1/NR
16	Ascena (6)	22	2,150	1.1%	129	0.9%	B/Ba3/NR
17	Cinemark	2	2,111	1.1%	136	0.9%	BB/NR/NR
18	AMC Theatres	1	2,111	1.1%	92	0.6%	B/B2/B
19	Regal Cinemas	2	2,050	1.1%	110	0.7%	NR
20	Ulta	8	2,016	1.0%	87	0.6%	NR
21	Claro	15	2,015	1.0%	26	0.2%	A-/A3/A-
22	Burlington	4	1,845	1.0%	244	1.6%	BB/NR/NR
23	Home Depot	2	1,817	0.9%	229	1.5%	A/A2/A
24	JC Penney	4	1,791	0.9%	331	2.2%	B-/B3/B
25	Five Below	12	1,781	0.9%	107	0.7%	NR
26	Yum! Brands	15	1,650	0.9%	32	0.2%	BB/Ba3/NR
27	Dollar Tree Stores	13	1,642	0.9%	139	0.9%	BBB-/Baa3/NR
28	Sprint	15	1,635	0.8%	35	0.2%	B/B2/B+
29	T-Mobile	14	1,612	0.8%	26	0.2%	BB+/NR/NR
30	AT&T	19	1,606	0.8%	36	0.2%	BBB/Baa2/A-
31	Sears (7)	3	1,506	0.8%	281	1.9%	D/Ca/D
32	Walgreens	4	1,430	0.7%	55	0.4%	BBB/Baa2/BBB
33	Jo-Ann	3	1,416	0.7%	113	0.8%	B/B2/NR
34	Pier 1 Imports	7	1,413	0.7%	69	0.5%	NR/Caa1/NR
35	Tiendas Kress	10	1,372	0.7%	57	0.4%	NR
	Top 35 Total	341	$97,747	50.6%	8,120	54.8%
	Total Portfolio		$193,029	100.0%	14,830	100.0%

(1) Walmart (9) / Sam's Club (2)				(5) Office Depot (1) / OfficeMax (5)
(2) T.J. Maxx (9) / Marshalls (8) / HomeGoods (1)				(6) Catherine's (1) / Dress Barn (6) / Justice (4) / Lane Bryant (7) / Maurice's (4)
(3) Bed Bath (13) / World Market (1) / CTS (1)				(7) Sears (1) / Kmart (2)
(4) Gap (1) / Old Navy (11)

Retail Value Inc.

Lease Expirations

$ and GLA in thousands

Assumes no exercise of lease options

	Greater than 10K SF					Less than 10K SF					Total
Year	# of Leases	Expiring SF	ABR	Rent PSF	% of ABR > 10K	# of Leases	Expiring SF	ABR	Rent PSF	% of ABR < 10K	# of Leases	Expiring SF	ABR	Rent PSF	% of ABR Total
MTM	0	0	$0	$0.00	0.0%	42	112	$3,557	$31.76	4.8%	42	112	$3,557	$31.76	2.0%
2018	1	30	249	$8.30	0.2%	39	84	2,962	$35.26	4.0%	40	114	3,211	$28.17	1.8%
2019	20	580	7,527	$12.98	7.5%	186	497	13,459	$27.08	18.0%	206	1,077	20,986	$19.49	12.0%
2020	32	1,322	13,908	$10.52	13.8%	171	400	12,727	$31.82	17.1%	203	1,722	26,635	$15.47	15.2%
2021	35	1,227	15,141	$12.34	15.0%	124	334	9,130	$27.34	12.2%	159	1,561	24,271	$15.55	13.8%
2022	52	1,851	20,020	$10.82	19.8%	98	243	8,055	$33.15	10.8%	150	2,094	28,075	$13.41	16.0%
2023	38	1,522	16,248	$10.68	16.1%	89	316	8,531	$27.00	11.4%	127	1,838	24,779	$13.48	14.1%
2024	31	1,231	12,073	$9.81	12.0%	55	229	6,026	$26.31	8.1%	86	1,460	18,099	$12.40	10.3%
2025	16	300	4,073	$13.58	4.0%	36	149	3,926	$26.35	5.3%	52	449	7,999	$17.82	4.6%
2026	8	236	2,550	$10.81	2.5%	35	115	3,503	$30.46	4.7%	43	351	6,053	$17.25	3.4%
2027	8	203	1,665	$8.20	1.6%	11	30	1,059	$35.30	1.4%	19	233	2,724	$11.69	1.6%
Thereafter	11	491	7,539	$15.35	7.5%	16	77	1,674	$21.74	2.2%	27	568	9,213	$16.22	5.2%
Total	252	8,993	$100,993	$11.23	100.0%	902	2,586	$74,609	$28.85	100.0%	1,154	11,579	$175,602	$15.17	100.0%

Assumes all lease options are exercised

	Greater than 10K SF					Less than 10K SF					Total
Year	# of Leases	Expiring SF	ABR	Rent PSF	% of ABR > 10K	# of Leases	Expiring SF	ABR	Rent PSF	% of ABR < 10K	# of Leases	Expiring SF	ABR	Rent PSF	% of ABR Total
MTM	0	0	$0	$0.00	0.0%	40	107	$3,433	$32.08	4.6%	40	107	$3,433	$32.08	2.0%
2018	0	0	0	$0.00	0.0%	36	74	2,636	$35.62	3.5%	36	74	2,636	$35.62	1.5%
2019	4	96	1,202	$12.52	1.2%	151	387	10,987	$28.39	14.7%	155	483	12,189	$25.24	6.9%
2020	8	140	1,929	$13.78	1.9%	121	258	9,162	$35.51	12.3%	129	398	11,091	$27.87	6.3%
2021	4	78	1,354	$17.36	1.3%	80	183	5,722	$31.27	7.7%	84	261	7,076	$27.11	4.0%
2022	12	180	2,340	$13.00	2.3%	70	145	5,747	$39.63	7.7%	82	325	8,087	$24.88	4.6%
2023	5	98	1,563	$15.95	1.5%	51	120	4,184	$34.87	5.6%	56	218	5,747	$26.36	3.3%
2024	4	117	1,855	$15.85	1.8%	49	154	4,332	$28.13	5.8%	53	271	6,187	$22.83	3.5%
2025	4	159	1,983	$12.47	2.0%	48	138	3,861	$27.98	5.2%	52	297	5,844	$19.68	3.3%
2026	4	88	1,056	$12.00	1.0%	42	109	3,509	$32.19	4.7%	46	197	4,565	$23.17	2.6%
2027	5	144	1,934	$13.43	1.9%	22	47	1,689	$35.94	2.3%	27	191	3,623	$18.97	2.1%
Thereafter	202	7,893	85,777	$10.87	84.9%	192	864	19,347	$22.39	25.9%	394	8,757	105,124	$12.00	59.9%
Total	252	8,993	$100,993	$11.23	100.0%	902	2,586	$74,609	$28.85	100.0%	1,154	11,579	$175,602	$15.17	100.0%

Note: Excludes ground leases

Retail Value Inc.

Dispositions

$ and GLA in thousands
			Owned		Allocated Loan
	Property Name	City, State	GLA	Price	Amount (1)

04/17/18	Silver Spring Square (pre spin)	Mechanicsburg, PA	343	$80,810	$65,730
06/27/18	The Walk at Highwoods Preserve (pre spin)	Tampa, FL	141	25,025	18,250
07/06/18	Tequesta Shoppes	Tequesta, FL	110	14,333	11,284
07/10/18	Lake Walden Square	Plant City, FL	245	29,000	24,915
08/01/18	East Lloyd Commons	Evansville, IN	160	23,000	16,610
08/13/18	Grandville Marketplace	Grandville, MI	224	16,700	16,333
08/29/18	Brandon Boulevard Shoppes	Valrico, FL	86	14,650	11,007
09/14/18	Gresham Station	Gresham, OR	342	64,500	53,593
10/18/18	Palm Valley Pavilions	Goodyear, AZ	233	44,800	41,744
		Total 2018 YTD	1,884	$312,818	$259,466

(1) Represents portion of CMBS loan balance allocated to specific asset. Not equivalent to amount of debt repaid when specific asset was sold.

Retail Value Inc.

Capital Structure

$, shares and units in thousands, except per share
	September 30, 2018
Capital Structure
Market Value Per Share	$32.69

Common Shares Outstanding	18,465
Common Shares Equity	$603,622

Redeemable Preferred Equity	$190,000

Bank Debt	$0
Mortgage Debt	$1,154,283
Less: Cash (including restricted cash)	$132,153
Net Debt	$1,022,131

Total Market Capitalization	$1,815,753

Debt Detail
	September 30, 2018	Maturity Date (1)	GAAP Interest Rate (2)
Bank Debt (3)
Unsecured Revolver ($30m)	$0	09/22	L + 120

Mortgage Debt (3)
Mortgage Debt - Class A	$448,033
Mortgage Debt - Class B	$136,120
Mortgage Debt - Class C	$117,908
Mortgage Debt - Class D	$104,228
Mortgage Debt - Class E	$141,507
Mortgage Debt - Class F	$137,060
Mortgage Debt - Class G	$11,457
Mortgage Debt - Class HRR	$57,971
Total Mortgage Debt (4) (5)	$1,154,283	02/23	L + 350

Debt Subtotal	$1,154,283

Unamortized Loan Costs, Net	($25,504)
Total Debt	$1,128,780

Rate Type
Fixed	$0	0.0 years	0.00%
Variable	$1,154,283	4.4 years	5.72%
	$1,154,283	4.4 years	5.72%

Mortgage Debt Yield
	September 30, 2018
Adjusted Net Cash Flow (6)	$109,454
Mortgage Loan Balance (7)	$1,092,342
Debt Yield	10.02%

(1) Assumes borrower extension options are exercised.
(2) L = LIBOR; as of September 30, 2018 1M LIBOR 2.26%.
(3) Excludes loan fees and unamortized loan costs.
(4) LIBOR subject to a 3.0% cap.
(5) Repaid an additional $61.9 million in October 2018.
(6) As defined in mortgage loan agreement.
(7) Balance reflects October 2018 paydown of debt related to Gresham Station sale.

Retail Value Inc.

Property List

#	Center	MSA	Location	ST	Owned GLA	Total GLA	ABR PSF	Anchor Tenants
1	Palm Valley Pavilions West	Phoenix-Mesa-Scottsdale, AZ	Goodyear	AZ	233	277	$18.26	Barnes & Noble, Best Buy, Ross Dress for Less, Total Wine & More
2	Tucson Spectrum	Tucson, AZ	Tucson	AZ	717	970	$14.55	Bed Bath & Beyond, Best Buy, Food City, Harkins Theatres, Home Depot (U), JCPenney, LA Fitness, Marshalls, Michaels, OfficeMax, Old Navy, Party City, PetSmart, Ross Dress for Less, Target (U)
3	Homestead Pavilion	Miami-Fort Lauderdale-West Palm Beach, FL	Homestead	FL	300	391	$18.26	Bed Bath & Beyond, Kohl's (U), Michaels, Ross Dress for Less
4	International Drive Value Center	Orlando-Kissimmee-Sanford, FL	Orlando	FL	186	192	$10.43	Bed Bath & Beyond, dd's Discounts, Ross Dress for Less, T.J. Maxx
5	Millenia Plaza	Orlando-Kissimmee-Sanford, FL	Orlando	FL	412	412	$10.44	Ashley Furniture HomeStore, BJ's Wholesale Club, Dick's Sporting Goods, Home Depot, Ross Dress for Less, Total Wine & More
6	Mariner Square	Tampa-St. Petersburg-Clearwater, FL	Spring Hill	FL	194	519	$9.80	Bealls, Ross Dress for Less, Sam's Club (U), Walmart (U)
7	Douglasville Pavilion	Atlanta-Sandy Springs-Roswell, GA	Douglasville	GA	266	369	$12.44	Big Lots, Marshalls, Michaels, OfficeMax, PetSmart, Ross Dress for Less, Target (U)
8	Newnan Crossing	Atlanta-Sandy Springs-Roswell, GA	Newnan	GA	223	453	$8.23	Hobby Lobby, Lowe's, Walmart (U)
9	Green Ridge Square	Grand Rapids-Wyoming, MI	Grand Rapids	MI	216	407	$13.48	Bed Bath & Beyond, Best Buy, Michaels, T.J. Maxx, Target (U)
10	Riverdale Village	Minneapolis-St. Paul-Bloomington, MN-WI	Coon Rapids	MN	788	968	$15.60	Bed Bath & Beyond, Best Buy, Costco (U), Dick's Sporting Goods, DSW, JCPenney, Jo-Ann, Kohl's, Old Navy, T.J. Maxx
11	Maple Grove Crossing	Minneapolis-St. Paul-Bloomington, MN-WI	Maple Grove	MN	262	350	$13.51	Barnes & Noble, Bed Bath & Beyond, Cub Foods (U), Kohl's, Michaels
12	Midway Marketplace	Minneapolis-St. Paul-Bloomington, MN-WI	St. Paul	MN	324	487	$8.66	Cub Foods, Herberger's (U), LA Fitness, T.J. Maxx, Walmart
13	Crossroads Center	Gulfport-Biloxi-Pascagoula, MS	Gulfport	MS	555	591	$11.65	Academy Sports, Barnes & Noble, Belk, Burke's Outlet, Cinemark, Forever 21, Michaels, Ross Dress for Less, T.J. Maxx
14	Big Oaks Crossing	Tupelo, MS	Tupelo	MS	348	348	$6.41	Jo-Ann, Sam's Club, Walmart
15	Seabrook Commons	Boston-Cambridge-Newton, MA-NH	Seabrook	NH	175	393	$18.56	Dick's Sporting Goods, Walmart (U)
16	Hamilton Commons	Atlantic City-Hammonton, NJ	Mays Landing	NJ	403	403	$16.30	Bed Bath & Beyond, Big Lots, Hobby Lobby, Marshalls, Regal Cinemas, Ross Dress for Less
17	Wrangleboro Consumer Square	Atlantic City-Hammonton, NJ	Mays Landing	NJ	842	842	$13.81	Best Buy, BJ's Wholesale Club, Books-A-Million, Christmas Tree Shops, Dick's Sporting Goods, Kohl's, Michaels, PetSmart, Staples, Target
18	Beaver Creek Crossings	Raleigh, NC	Apex	NC	321	321	$16.15	Burke's Outlet, Dick's Sporting Goods, Regal Beaver Creek 12, T.J. Maxx
19	Great Northern Plazas	Cleveland-Elyria, OH	North Olmsted	OH	631	669	$13.87	Bed Bath & Beyond, Best Buy, Big Lots, Burlington, DSW, Home Depot, Jo-Ann, K&G Fashion Superstore, Marc's, PetSmart
20	Uptown Solon	Cleveland-Elyria, OH	Solon	OH	182	182	$15.05	Bed Bath & Beyond, Mustard Seed Market & Cafe
21	Peach Street Marketplace	Erie, PA	Erie	PA	721	1,001	$10.40	Bed Bath & Beyond, Best Buy (U), Burlington, Cinemark, Erie Sports, Hobby Lobby, Home Depot (U), Kohl's, Lowe's, Marshalls, PetSmart, Target (U)
22	Noble Town Center	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	Jenkintown	PA	168	168	$16.04	AFC Fitness, Bed Bath & Beyond, PetSmart, Ross Dress for Less, Stein Mart
23	Plaza Isabela	Aguadilla-Isabela, PR	Isabela	PR	259	259	$14.63	Selectos Supermarket, Walmart
24	Plaza Fajardo	Fajardo, PR	Fajardo	PR	274	274	$16.26	Econo, Walmart
25	Plaza Walmart	Guayama, PR	Guayama	PR	164	164	$8.24	Walmart
26	Plaza del Atlántico	San Juan-Carolina-Caguas, PR	Arecibo	PR	223	223	$11.71	Capri, Kmart
27	Plaza del Sol	San Juan-Carolina-Caguas, PR	Bayamon	PR	601	713	$30.94	Bed Bath & Beyond, Caribbean Cinemas, Dave & Buster's, H & M, Home Depot (U), Old Navy, Walmart
28	Plaza Río Hondo	San Juan-Carolina-Caguas, PR	Bayamon	PR	555	555	$25.38	Best Buy, Caribbean Cinemas, Kmart, Marshalls Mega Store, Pueblo, T.J. Maxx
29	Plaza Escorial	San Juan-Carolina-Caguas, PR	Carolina	PR	524	636	$16.32	Caribbean Cinemas, Home Depot (U), OfficeMax, Old Navy, Sam's Club, Walmart
30	Plaza Cayey	San Juan-Carolina-Caguas, PR	Cayey	PR	313	339	$8.90	Caribbean Cinemas (U), Walmart

Retail Value Inc.

Property List

#	Center	MSA	Location	ST	Owned GLA	Total GLA	ABR PSF	Anchor Tenants
31	Plaza del Norte	San Juan-Carolina-Caguas, PR	Hatillo	PR	682	699	$22.42	Caribbean Cinemas, JCPenney, OfficeMax, Rooms To Go, Sears, T.J. Maxx
32	Plaza Palma Real	San Juan-Carolina-Caguas, PR	Humacao	PR	449	449	$14.51	Capri, Marshalls, Pep Boys, Walmart
33	Señorial Plaza	San Juan-Carolina-Caguas, PR	Rio Piedras	PR	202	202	$18.00	Pueblo
34	Plaza Vega Baja	San Juan-Carolina-Caguas, PR	Vega Baja	PR	185	185	$11.36	Econo
35	Harbison Court	Columbia, SC	Columbia	SC	242	301	$15.45	Marshalls, Nordstrom Rack, Ross Dress for Less
36	Lowe's Home Improvement	Nashville-Davidson-Murfreesboro-Franklin, TN	Hendersonville	TN	129	144	$8.83	Lowe's
37	Kyle Crossing	Austin-Round Rock, TX	Kyle	TX	121	375	$19.40	Kohl's (U), Ross Dress for Less, Target (U)
38	The Marketplace at Towne Centre	Dallas-Fort Worth-Arlington, TX	Mesquite	TX	180	404	$17.25	Cavender's (U), Home Depot (U), Kohl's (U), PetSmart, Ross Dress for Less
39	Willowbrook Plaza	Houston-The Woodlands-Sugar Land, TX	Houston	TX	385	393	$15.33	AMC Theatres, Bed Bath & Beyond, Bel Furniture, buybuy BABY, Cost Plus World Market
40	Shoppers World of Brookfield	Milwaukee-Waukesha-West Allis, WI	Brookfield	WI	203	278	$11.72	Burlington, Pick 'n Save (U), Ross Dress for Less, Xperience Fitness
41	Marketplace of Brown Deer	Milwaukee-Waukesha-West Allis, WI	Brown Deer	WI	410	410	$9.45	Bob's Discount Furniture, Burlington, Kohl's, Michaels, OfficeMax, Pick 'n Save, Ross Dress for Less, T.J. Maxx
42	West Allis Center	Milwaukee-Waukesha-West Allis, WI	West Allis	WI	264	392	$6.79	Kohl's, Marshalls/HomeGoods, Menards (U), Pick 'n Save
			Total		14,830	18,107

Note: (U) indicates unowned; Anchors include tenants greater than 20K SF

Retail Value Inc.

Notable Accounting and Supplemental Policies

The information contained in the Quarterly Financial Supplement does not purport to disclose all items required by the accounting principles generally accepted in the United States of America (“GAAP”) and is unaudited information.  The Company’s Quarterly Financial Supplement should be read in conjunction with Amendment No. 1 to the Company’s Form 10 filed with the Securities and Exchange Commission on June 14, 2018, and its reports on Form 10-Q.

Revenues

•	Percentage and overage rents are recognized after the tenants’ reported sales have exceeded the applicable sales breakpoint.
•	Tenant reimbursements are recognized in the period in which the expenses are incurred.
•	Lease termination fees are recognized upon termination of a tenant’s lease when the Company has no further obligations under the lease.

General and Administrative Expenses

•	Property management services’ direct compensation is reflected in operating and maintenance expenses.

Deferred Financing Costs

•

Costs incurred in obtaining term financing are included as a reduction of the related debt liability and costs incurred related to the revolving credit facilities are included in other assets on the consolidated balance sheets.  All costs are amortized on a straight-line basis over the term of the related debt agreement; such amortization is reflected as interest expense in the consolidated income statements.

Real Estate

•

Real estate assets are stated at cost less accumulated depreciation, which, in the opinion of management, is not in excess of the individual property's estimated undiscounted future cash flows, including estimated proceeds from disposition.

•	Construction in progress includes expansions and re-tenanting.
•	Depreciation and amortization are provided on a straight-line basis over the estimated useful lives of the assets as follows:

Buildings20 to 31.5 years

Building Improvements5 to 20 years

Furniture/Fixtures/ Shorter of economic life or lease terms

Tenant Improvements

Capitalization

•	Expenditures for maintenance and repairs are charged to operations as incurred. Renovations and expenditures that improve or extend the life of the asset are capitalized.
•

The Company capitalizes interest on funds used for the construction or expansion of shopping centers.  Capitalization of interest ceases when construction activities are completed and the property is available for occupancy by tenants.

•	Interest expense incurred during construction is capitalized and depreciated over the building life.

Gains on Sales of Real Estate

•	Gains on sales of real estate generally related to the sale of outlots and land adjacent to existing shopping centers are recognized at closing when the earnings process is deemed to be complete.

Retail Value Inc.

Non-GAAP Measures

FFO and Operating FFO

The Company believes that Funds from Operations (“FFO”) and Operating FFO, both non-GAAP financial measures, provide additional and useful means to assess the financial performance of REITs.  FFO and Operating FFO are frequently used by the real estate industry, as well as securities analysts, investors and other interested parties, to evaluate the performance of REITs. The Company also believes that FFO and Operating FFO more appropriately measure the core operations of the Company and provide benchmarks to its peer group

FFO excludes GAAP historical cost depreciation and amortization of real estate and real estate investments, which assume that the value of real estate assets diminishes ratably over time.  Historically, however, real estate values have risen or fallen with market conditions, and many companies use different depreciable lives and methods.  Because FFO excludes depreciation and amortization unique to real estate and gains and losses from depreciable property dispositions, it can provide a performance measure that, when compared year over year, reflects the impact on operations from trends in occupancy rates, rental rates, operating costs, interest costs and acquisition, disposition and development activities.  This provides a perspective of the Company’s financial performance not immediately apparent from net income determined in accordance with GAAP.

FFO is generally defined and calculated by the Company as net income (loss) (computed in accordance with GAAP), adjusted to exclude (i)  gains and losses from disposition of depreciable real estate property which are presented net of taxes, if any, (ii) impairment charges on depreciable real estate property and (iii) certain non-cash items.  These non-cash items principally include real property depreciation and amortization of intangibles.  The Company’s calculation of FFO is consistent with the definition of FFO provided by the National Association of Real Estate Investment Trusts (“NAREIT”).

The Company believes that certain charges and income recorded in its operating results are not comparable or reflective of its core operating performance.  Operating FFO is useful to investors as the Company removes non-comparable charges, income and gains to analyze the results of its operations and assess performance of the core operating real estate portfolio.  As a result, the Company also computes Operating FFO and discusses it with the users of its financial statements, in addition to other measures such as net income (loss) determined in accordance with GAAP and FFO.  Operating FFO is generally defined and calculated by the Company as FFO excluding certain charges and income that management believes are not comparable and indicative of the results of the Company’s operating real estate portfolio.  Such adjustments include gains on the sale of non-depreciable real estate, impairments of non-depreciable real estate, gains/losses on the early extinguishment of debt, net hurricane-related activity and transaction costs.  The disclosure of these adjustments is regularly requested by users of the Company’s financial statements.

The adjustment for these charges and income may not be comparable to how other REITs or real estate companies calculate their results of operations, and the Company’s calculation of Operating FFO differs from NAREIT’s definition of FFO.  Additionally, the Company provides no assurances that these charges and income are non-recurring.  These charges and income could be reasonably expected to recur in future results of operations.

These measures of performance are used by the Company for several business purposes and by other REITs.  The Company uses FFO and/or Operating FFO in part (i) as a disclosure to improve the understanding of the Company’s operating results among the investing public, (ii) as a measure of a real estate asset’s performance and (iii) to compare the Company’s performance to that of other publicly traded shopping center REITs.  For the reasons described above, management believes that FFO and Operating FFO provide the Company and investors with an important indicator of the Company’s operating performance.  They provide recognized measures of performance other than GAAP net income, which may include non-cash items (often significant).  Other real estate companies may calculate FFO and Operating FFO in a different manner.

Retail Value Inc.

Non-GAAP Measures

Management recognizes the limitations of FFO and Operating FFO when compared to GAAP’s net income.  FFO and Operating FFO do not represent amounts available for dividends, capital replacement or expansion, debt service obligations or other commitments and uncertainties.  Management does not use FFO or Operating FFO as an indicator of the Company’s cash obligations and funding requirements for future commitments, acquisitions or development activities.  Neither FFO nor Operating FFO represents cash generated from operating activities in accordance with GAAP, and neither is necessarily indicative of cash available to fund cash needs.  Neither FFO nor Operating FFO should be considered an alternative to net income (computed in accordance with GAAP) or as an alternative to cash flow as a measure of liquidity.  FFO and Operating FFO are simply used as additional indicators of the Company’s operating performance.  The Company believes that to further understand its performance, FFO and Operating FFO should be compared with the Company’s reported net income (loss) and considered in addition to cash flows determined in accordance with GAAP, as presented in its condensed consolidated financial statements. Reconciliations of these measures to their most directly comparable GAAP measure of net income (loss) have been provided herein.

Net Operating Income (“NOI”)

The Company uses NOI, which is a non-GAAP financial measure, as a supplemental performance measure. NOI is calculated as property revenues less property-related expenses. The Company believes NOI provides useful information to investors regarding the Company’s financial condition and results of operations because it reflects only those income and expense items that are incurred at the property level and, when compared across periods, reflects the impact on operations from trends in occupancy rates, rental rates, operating costs and acquisition and disposition activity on an unleveraged basis.

Retail Value Inc. 3300 Enterprise Pkwy. Beachwood, OH 44122 P.216.755.5500 F. 216.755.1500 www.retailvalueinc.com